GOLDMAN SACHS TRUST II

Multi-Manager U.S. Small Cap Equity Fund

(the “Fund”)

Supplement dated April 3, 2019 to the

Prospectus dated February 28, 2019

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, QMA LLC will now serve as an Underlying Manager of the Multi-Manager U.S. Small Cap Equity Fund. Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Multi-Manager U.S. Small Cap Equity Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Boston Partners Global Investors, Inc. (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”), PNC Capital Advisors, LLC (“PNC”) and QMA LLC (“QMA”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager U.S. Small Cap Equity Fund”:

QMA LLC

QMA LLC (“QMA”), located at Gateway Center Two, 6th Floor, Newark, New Jersey 07102, an investment adviser registered with the SEC and a Commodity Trading Advisor registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), is the quantitative equity and global multi-asset investment management business of PGIM, Inc. The firm had approximately $108.9 billion in assets under management as of December 31, 2018. With respect to the Fund, the firm manages an allocation of U.S. small-capitalization equity securities.

The following is added at the end of the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for QMA will be available in the Funds’ semi-annual report for the period ended April 30, 2019.

This Supplement should be retained with your Prospectus for future reference.

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